August 2016 Strategic, Consistent Growth Private Wealth Management Ÿ Banking Exhibit 99.1

Safe Harbor Statement This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express our current assumptions, beliefs, plans and expectations about our future financial performance and achievements and are necessarily based on current information available to us. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, our future or assumed financial condition, results of operations, strategic plans and objectives, competitive position and potential growth opportunities. The realization of our future financial performance and the achievement of our plans and objectives, including the achievement of our strategic plans and the realization of our potential growth opportunities, as set forth in the forward-looking statements contained in this presentation and the accompanying oral commentary, are subject to substantial known and unknown risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this presentation or expressed in the accompanying oral commentary. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons our actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available to us in the future. 1

Asset Management Wealth Planning Family and Philanthropic Consulting Banking Trust Company Snapshot Comprehensive platform of personalized financial services catered to high net-worth individuals and their families, family businesses and other affiliated organizations. Founded in 1990 as a fee-based investment advisory company. Bank formed in 2007. Headquartered in Orange County, California. Operates offices in California, Nevada and Hawaii. Financials: (6/30/16) FFA AUM - $3.5 Billion Total Assets - $3.5 Billion Total Loans - $2.5 Billion Total Deposits - $2.3 billion 328 Employees Life Insurance Property & Casualty 2

Corporate Timeline Pacific Rim Bank Acquisition 3

Accomplishments 4 Loan Production $899 million 2016 YTD Deposit Growth $743 million since 12/31/2015 Revenue Growth 2016 YTD NII up 63% year-over year Office Expansion Hawaii, Northern California (3), Southern California (2) Sale of Loans $102 million in 2015 Q4 $265 million in 2016 Q3 Freddie Mac relationship established Retain high yield “B” pieces

Management Team Scott F. Kavanaugh CEO | First Foundation Inc. Chairman & CEO | First Foundation Bank Provides strategic leadership and oversight to the activities of First Foundation Inc. Formerly an EVP and Director of Secondary Marketing for Provident Funding Founding member of Commercial Capital Bancorp and served as Director, EVP and CAO from 1999- 2003 Chairman: NexREIT; Director: Colorado Federal Savings Bank and NexBank 55 years old John A. Hakopian President | First Foundation Advisors Director | First Foundation Inc. and First Foundation Bank Oversees the vision, strategy, operations and development of the investment management services for the firm Has been with First Foundation Advisors since its inception in 1990 Has been closely involved in developing and delivering the firm’s investment services 48 years old John M. Michel EVP and CFO | First Foundation Inc., First Foundation Bank and First Foundation Advisors Responsible for the treasury, IT, financial reporting and HR functions Provides assistance to other members of the management team for business development and financial management matters Over 20 years of experience in banking, mortgage and real estate accounting and financial management Served as the CFO of community and regional financial institutions 57 years old Rick E. Keller, Jr. Executive Chairman | First Foundation Inc. and First Foundation Advisors Director | First Foundation Bank Established First Foundation Advisors in 1990 Named by Worth Magazine as one of the Top Advisors in the country As a Trustee of the University of California, Irvine Foundation and Chair of the Finance and Investment Committee, was selected as consultant to the Investment Advisory Committee of The Regents of the University of California Founding member and Co-Chair on the Advisory Board of the Paul Merage School of Business at UCI’s Center for Investment and Wealth Management 59 years old Directors and executive officers together currently own 21% of First Foundation David S. DePillo President | First Foundation Bank Oversees the vision, strategy, operations and development of the banking operations for the firm Joined First Foundation Bank in 2015 30 years of experience in banking and investment management services Previously a Director and/or Senior Executive officer at Umpqua Bank, Sterling Financial Corp., Fremont General Corporation, Commercial Capital Bancorp Inc. and Home Savings of America. Invested $6.4 million in FFWM common stock 55 years old 5

Broad range of financial products and services more commonly offered by larger financial institutions Focus on high net-worth clients High level of personalized service to our clients and their businesses more typical of the services offered by boutique investment management firms and community banks Our Competitive Advantage Mature wealth management platform (25 year track record, performance through cycles) Wealth planning services $3.5 billion in AUM Multifamily / CRE lending platform Single family residential lending Commercial Lending/Cash Management Trust Business banking Retail banking Consulting Insurance Competitive Advantage 6

Our investment management group emphasizes a valuation discipline with strict risk management SEC-registered investment advisor 25-year track record of managing investments Diversified client base Small Cap Equity International Equity Emerging Markets Equity Emergency Markets Debt Mortgage Backed Securities Proprietary and Open Architecture strategies increase choice Proprietary Large Cap / Dividend / Opportunistic Equity Core Taxable and Tax Exempt Fixed Income Distressed Debt Real Estate Hedge Funds Private Equity High Yield Established, Successful Asset Management AUM ($ in millions) Subadvisor on 3 Mutual Funds Highland Total Return Fund Highland Fixed Income Fund Highland Tax Exempt Fund 16% CAGR Open Architecture 7

Total Assets ($ in millions) Banking Services Established to Complement Wealth Management First Foundation Bank Established in 2007 Acquisition of Desert Commercial Bank in 2012 Acquisition of Pacific Rim Bank in 2015 Bank, including Trust Department, collaborate with FFA on services provided to clients Offerings include a broad range of banking services Business banking Multifamily and commercial real estate lending platform Single-family residential mortgages(primarily as a service to our high net-worth clients) Relationship-based deposit acquisition strategy California, Nevada and Hawaii trust powers Trust AUM($ in millions) 8

Located in the Right Markets Top 12 Markets in Western United States1 (By Number of High Net-Worth Households) Strategically Located Offices and Market Demographics Target Markets: Large concentration of high net-worth households, or Limited competition to our comprehensive platform (1) Source: Phoenix Marketing International’s “Global Wealth Monitor”, data as of December 31, 2014. Western United States defined as Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, New Mexico, Nevada, Oregon, Utah, Washington and Wyoming. High net-worth households are defined as those with $1.0 million or more of investable assets 1. Los Angeles-Long Beach, CA 241,904 2. San Francisco-Oakland, CA 123,780 3. Seattle-Tacoma-Bellevue, WA 89,193 4. Phoenix-Mesa-Scottsdale, AZ 77,507 5. Riverside, CA 65,725 6. San Diego-Carlsbad, CA 65,633 7. Denver-Aurora-Lakewood, CO 62,562 8. San Jose-Sunnyvale, CA 51,642 9. Portland-Vancouver, OR-WA 46,823 10. Sacramento--Roseville, CA 45,409 11. Las Vegas-Henderson-Paradise, NV 31,023 12. Honolulu, HI 24,729 9 El Centro

Attractive Revenue Growth and Diverse Revenue Composition First Foundation has driven substantial growth across balanced sources of revenue Wealth management accounted for approximately 20% of total revenues in 2015 Excludes $1.0 million gain on sale of other real estate owned Excludes $2.4 million swap expense Total Revenue ($ in millions) Revenue Composition 2016 6M 23% CAGR 2011 to 2015 Substantial fee-based, recurring revenue 10 (2)

Loan Growth Driven by Experienced Lending Team Loan growth has been achieved while maintaining credit discipline Continued improvements to loan origination processes $102 million of multifamily loans were sold and securitized in November 2015 Gross Loans ($ in millions) 11

Loan Composition and Credit Quality Q2 2016 Yield on Loans: 3.80% Multifamily and commercial real estate lending platform $2.1 billion of originations since 2009 No charge-offs in 7+ year lending history Cross-selling our lending products to our high net-worth clients Business banking products for small to moderate-sized businesses and professional firms in our market area Track record of outstanding credit quality across the loan portfolio - NPAs/Assets (6/30/16): 0.21% - Avg. NCO/Average Loans (2011-2015): 0.08% ALLL/Gross Loans(6/30/16): 0.62% Loans by Type – June 30, 2016 ($ in millions) 12

Deposit Growth and Composition § 46% CAGR (2011 – June 2016) Specialty deposit solution launched in 2015 – Key hires to focus on attracting core deposits Broker and internet-based deposits less than 13% of total deposits Q2 2016 Cost of Deposits: 0.41% Deposits ($ in millions) Deposits by Type – June 30, 2016 ($ in millions) 13

Net yield on interest-earning assets trend influenced by increase in balance sheet liquidity and diversification of loan portfolio Net interest income growth directly related to robust growth in loans and deposits - 41% CAGR (2011– 2016 Q2) in loans Conservative, liquidity-focused investment portfolio Strong Net Interest Income Net Interest Income and Net Yield on Interest-Earning Assets ($ in millions) Net Interest Income Net Yield on Interest-Earning Assets 14

Obtaining new client referrals from key referral sources including existing clients, “centers of influence” (attorneys, accountants, etc.), and select asset custodial firms with whom we have referral agreements Marketing our services directly to prospective new clients Growing our team of experienced relationship managers and bankers Cross-selling our services among our wealth management and banking clients Establishing de novo offices Making opportunistic acquisitions Leveraging existing infrastructure to create economies of scale Our Growth Strategy 15

Consistent Earnings Growth While Investing in the Future Performance driven by growth in loans, deposits and assets under management Scalable business model with significant expense leverage Full year 2015 and 2016 return on average equity impacted by August 2015 Public Offering 26% CAGR (2011 to 2015) Return on Average Equity1 Net Income Before Taxes ($ in millions) (1) Effective tax rate 25.7% (2012), 17.2% (2013), 43.4% (2014) , 41.4% (2015) and 42.0% (2016) respectively 16

Why Invest in First Foundation Management Team with Demonstrated Ability to Grow Broad Range of Financial Products in Wealth Management and Banking Diverse Revenue Base Scalable Platform Well-Positioned in Strategic Markets With Attractive Demographics Strong Credit Culture Significant Insider Ownership – Incentives Aligned With Shareholders 17

Appendix 18

Profitability (1) Effective tax rate of 25.7% (2012), 17.2% (2013), 43.4% (2014) and 41.4% (2015) and 42.0% (2016) respectively 19

Credit Quality 20

Balance Sheet and Capital 21